UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FUNDVANTAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809

October 22, 2014

SPECIAL JOINT MEETING OF SHAREHOLDERS OF
WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND
WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND
WHV/SEIZERT SMALL CAP VALUE EQUITY FUND
TO BE HELD ON DECEMBER 1, 2014

Dear Shareholder:

A special joint meeting of shareholders of the WHV/EAM Emerging Markets Small Cap Equity Fund, WHV/EAM International Small Cap Equity Fund and WHV/Seizert Small Cap Value Equity Fund (each, a "Fund" and collectively, the "Funds"), each a series of FundVantage Trust (the "Trust"), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 301 Bellevue Parkway, Wilmington, DE 19809, on December 1, 2014 at 10:00 a.m. Eastern time. The purpose of the meeting is set forth in the Notice of Special Joint Meeting of Shareholders following this letter. Included with this letter are the Notice, a Proxy statement and a proxy card.

We look forward to your attendance at the meeting, or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope. You also have the opportunity to provide voting instructions via telephone. To vote by telephone, call toll-free 866-796-6899 and follow the recorded instructions.

Your vote is very important to us. Accordingly, a representative of the Trust or BNY Mellon Investment Servicing may contact you to remind you of the voting deadline.

Thank you for your response and for your continued investment with the Trust and the Funds.

Sincerely,

Joel Weiss
President
FundVantage Trust

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND
WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND
WHV/SEIZERT SMALL CAP VALUE EQUITY FUND
of
FundVantage Trust
301 Bellevue Parkway
Wilmington, DE 19809

We encourage you to read the full text of the enclosed Joint Proxy Statement. For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposals to be voted on by shareholders at the special joint meeting of shareholders to be held on December 1, 2014 (the "Meeting"). By its very nature, the following "Frequently Asked Questions" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information in this section is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

FREQUENTLY ASKED QUESTIONS

Q.  What are shareholders being asked to vote upon?

A.  You are receiving these proxy materials — a package that includes the Joint Proxy Statement and your proxy card — because you have the right to vote on important matters concerning your investment in one or more of the following series of the Trust: WHV/EAM Emerging Markets Small Cap Equity Fund, WHV/EAM International Small Cap Equity Fund (the "WHV/EAM Funds") and WHV/Seizert Small Cap Value Equity Fund (the "WHV/Seizert Fund" and collectively with the WHV/EAM Funds, the "Funds").

In summary, there are two proposals: (1) a proposal to approve a new sub-advisory agreement among EAM Global Investors, LLC ("EAM Global"), the Trust, on behalf of each of the WHV/EAM Funds, and WHV Investment Management, Inc. ("WHV"), the investment adviser to the WHV/EAM Funds, pursuant to which EAM Global would continue to serve as sub-adviser to the WHV/EAM Funds (the "New EAM Agreement"); and (2) a proposal to approve a new sub-advisory agreement among Seizert Capital Partners, LLC ("Seizert"), the Trust, on behalf of the WHV/Seizert Fund, and WHV, the investment adviser to the WHV/Seizert Fund, pursuant to which Seizert would continue to serve as sub-adviser to the WHV/Seizert Fund (the "New Seizert Agreement" and together with the New EAM Agreement, the "New Agreements").

Q.  Why am I being asked to vote on the proposed New Agreements?

A.  Pursuant to agreements entered into on August 4, 2014, both EAM Global and Seizert are expected to be subject to a restructuring of their ownership which will constitute a change of control of each of EAM Global and Seizert, which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the

"1940 Act"), will effectively terminate: (i) the sub-advisory agreement between EAM, WHV and the Trust, on behalf of the WHV/EAM Funds, dated May 27, 2014 ("Current EAM Agreement"); and (ii) the sub-advisory agreement between Seizert, WHV and the Trust, on behalf of the WHV/Seizert Fund, dated September 30, 2013 ("Current Seizert Agreement" and together with the Current EAM Agreement, the "Current Agreements").

At a meeting held on September 22-23, 2014, the Board of Trustees (the "Board") of the Trust approved the New Agreements under which EAM Global and Seizert will continue to serve as sub-advisers to the WHV/EAM Funds and WHV/Seizert Funds, respectively, subject to approval of the New Agreements by the Fund's respective shareholders. The 1940 Act requires a shareholder vote to approve the advisory or sub-advisory agreement with an investment company's investment adviser or sub-adviser. Except for the time periods covered by the agreements, there are no material differences between the New Agreements and the Current Agreements. Each Fund's advisory and sub-advisory fee rates will remain unchanged. The New Agreements will take effect immediately upon the approval of shareholders.

Q.  Who will manage the Fund prior to the approval of the proposed New Agreement?

A.  EAM Global and Seizert continue to provide sub-advisory services to the WHV/EAM Funds and WHV/Seizert Fund, respectively, pursuant to the Current Agreements. If a change in control occurs at EAM Global or Seizert prior to approval of a New Agreement by shareholders, the respective Current Agreement will terminate. During the period between the termination of the Current Agreements and the approval of the New Agreements by shareholders, each of EAM Global and Seizert will continue to provide sub-advisory services to the WHV/EAM Funds and WHV/Seizert Fund, respectively, pursuant to an interim sub-advisory agreement between EAM Global, WHV and the Trust, on behalf of the WHV/EAM Funds (the "Interim EAM Agreement") and an interim sub-advisory agreement between Seizert, WHV and the Trust, on behalf of the WHV/Seizert Fund (the "Interim Seizert Agreement" and together with the Interim EAM Agreement, the "Interim Agreements"). An Interim Agreement would only be necessary to the extent that a New Agreement is not approved by a Fund's shareholders prior to the termination of the Current Agreement. The Interim Agreements are identical in all material respects — including the fee rates to be paid by WHV to EAM Global and Seizert — to the Current Agreements, except for the time periods covered by the agreements and escrow provisions relating to EAM Global's and Seizert's sub-advisory fees. The New Agreements will replace the respective Interim Agreements upon approval by shareholders.

Q.  How does the change of control affect me?

A.  The change of control of both EAM Global and Seizert is not expected to have an impact on the services received by the Funds, the operations of EAM Global and Seizert or the fees payable by WHV to EAM Global and Seizert with respect to a Fund.

Q.  What happens if a proposed New Agreement is not approved?

A.  If the shareholders of a Fund do not approve a New Agreement, the Board will take such further action as it deems necessary and in the best interests of the shareholders of such Fund.

Q.  How does the Fund's Board recommend that I vote?

A.  After careful consideration, the Board recommends that you vote FOR the proposals on the enclosed proxy card.

Q.  Why am I receiving information about Funds I may not own?

A.  The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.

Q.  What vote is required to approve the proposals?

A.  To be approved with respect to a particular Fund, a New Agreement must be approved by a "vote of a majority of the outstanding voting securities" of that Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.  How do I place my vote?

A.  You may provide a Fund with your vote by mail with the enclosed proxy card, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.  Whom do I call for more information?

A.  Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., Inc., the Funds' proxy solicitor, at 866-796-6899.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS OF
WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND
WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND
WHV/SEIZERT SMALL CAP VALUE EQUITY FUND
TO BE HELD ON
DECEMBER 1, 2014

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on December 1, 2014. The proxy statement and the Funds' annual reports, if applicable, are available by calling D.F. King & Co., Inc., the Fund's proxy solicitor, at 866-796-6899. The Funds' annual reports, if applicable, are also available on the Funds' website at www.whv.com.

Notice is hereby given that a special joint meeting of shareholders (the "Meeting") of WHV/EAM Emerging Markets Small Cap Equity Fund, WHV/EAM International Small Cap Equity Fund and WHV/Seizert Small Cap Value Equity Fund (each, a "Fund" and collectively, the "Funds"), each a series of FundVantage Trust (the "Trust"), will be held on December 1, 2014 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the following purposes:

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE
1.

To approve a new sub-advisory agreement among EAM Global Investors, LLC, WHV Investment Management, Inc. and the Trust, on behalf of each of the WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund

WHV/EAM Emerging Markets Small Cap Equity Fund WHV/EAM International Small Cap Equity Fund
2.	To approve a new sub-advisory agreement among Seizert Capital Partners, LLC, WHV Investment Management, Inc. and the Trust, on behalf of the WHV/Seizert Small Cap Value Equity Fund	WHV/Seizert Small Cap Value Equity Fund

Shareholders of record on October 15, 2014, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest ("Shares") of a Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote "FOR" adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" adjournment those proxies to be voted against a proposal.

The above proposals are discussed in detail in the Joint Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. Whether or not you are able to attend the Meeting, we urge you to vote your shares so that the Meeting can be held without additional expense and a maximum number of Shares may be voted. You may vote your shares by telephone, or by completing the enclosed proxy card and returning by mail in the enclosed postage paid envelope. Voting your shares by telephone, or by returning the proxy card does not affect your right to vote in person, should you decide to attend the Meeting.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust,

Joel Weiss
President
FundVantage Trust

October 22, 2014

IMPORTANT

We urge you to vote as promptly as possible by telephone, or by completing the enclosed proxy card and returning it in the enclosed addressed envelope, which requires no postage. Your prompt response may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at 888-948-4685.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

JOINT PROXY STATEMENT

DATED OCTOBER 22, 2014

FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS OF

WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND

WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

TO BE HELD ON DECEMBER 1, 2014

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of FundVantage Trust (the "Trust"), on behalf of each of the WHV/EAM Emerging Markets Small Cap Equity Fund, WHV/EAM International Small Cap Equity Fund and WHV/Seizert Small Cap Value Equity Fund (each, a "Fund" and collectively, the "Funds"), each a series of Trust, for use at the special joint meeting of shareholders of the Funds to be held on December 1, 2014 at 10:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 301 Bellevue Parkway, Wilmington, DE 19809, and at any adjournments or postponements thereof (the "Meeting"). The Joint Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card were first mailed to shareholders of the Funds on or about October 22, 2014.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of each Fund to consider and vote on the following proposals (the "Proposals") as follows.

	PROPOSAL	SHAREHOLDERS SOLICITED TO VOTE
1.

To approve a new sub-advisory agreement among EAM Global Investors, LLC, WHV Investment Management, Inc. and the Trust, on behalf of each of the WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund

WHV/EAM Emerging Markets Small Cap Equity Fund WHV/EAM International Small Cap Equity Fund
2.	To approve a new sub-advisory agreement among Seizert Capital Partners, LLC, WHV Investment Management, Inc. and the Trust, on behalf of the WHV/Seizert Small Cap Value Equity Fund	WHV/Seizert Small Cap Value Equity Fund

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The persons named in the accompanying proxy will vote the number of shares of beneficial interest ("Shares") of a Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposals.

Shareholders of record of the Funds as of the close of business on October 15, 2014 (the "Record Date") are entitled to attend and to vote at the Meeting. As of the Record Date, the total number of shares issued and outstanding for each Fund is set forth in the table below:

Fund	Shares Outstanding
WHV/EAM Emerging Markets Small Cap Equity Fund	63,308.369
WHV/EAM International Small Cap Equity Fund	67,590.395
WHV/Seizert Small Cap Value Equity Fund	1,105,403.579

Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

Only one copy of this Joint Proxy Statement will be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Joint Proxy Statement, please contact D.F. King & Co., Inc. at 866-796-6899. If you do not want the mailing of this Joint Proxy Statement to be combined with those for other members of your household, contact the Funds in writing at WHV Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or call 888-948-4685.

A copy of the most recent annual report for a Fund, if applicable, is available, without charge, at www.whv.com, or upon request by writing to the WHV Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling 888.948.4685.

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PROPOSAL 1:
FOR SHAREHOLDERS OF THE WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND AND WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND ONLY

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG EAM GLOBAL INVESTORS, LLC, WHV INVESTMENT MANAGEMENT, INC. AND THE TRUST, ON BEHALF OF EACH OF THE WHV/EAM EMERGING MARKETS SMALL CAP EQUITY FUND AND WHV/EAM INTERNATIONAL SMALL CAP EQUITY FUND

Introduction:

The Board is requesting that the shareholders of the WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund (each a "WHV/EAM Fund" and together, the "WHV/EAM Funds") approve a new sub-advisory agreement among EAM Global Investors, LLC ("EAM Global"), WHV Investment Management, Inc. ("WHV" or the "Adviser"), and the Trust, on behalf of the WHV/EAM Funds, ("New EAM Agreement"). EAM Global has continuously served as the sub-adviser to the Funds since their inception on June 2, 2014. Your approval of the New EAM Agreement will not change the rate at which WHV pays sub-advisory fees to EAM Global with respect to services rendered by EAM Global to the WHV/EAM Funds, nor will it change the aggregate advisory fee paid by each WHV/EAM Fund to WHV. The Board unanimously recommends that shareholders vote to approve the New EAM Agreement.

Background:

On August 4, 2014, Northern Lights Capital Partners, LLC ("NLCP"), the parent company of Northern Lights Capital Group, LLC ("NLCG") and an indirect minority owner of EAM Global via NLCG, entered into an agreement to combine its businesses with those of Treasury Group, Ltd. ("Treasury Group"), an Australian corporation publicly traded on the Australian Stock Exchange (the "NL-Treasury Transaction"). Once completed, the NL-Treasury Transaction will result in a change of control of EAM Global, as NLCG also retains all voting rights of WHV, another minority owner of EAM Global and investment adviser to the WHV/EAM Funds. It is currently anticipated that the NL-Treasury Transaction will be completed on or about October 31, 2014. Upon closing of the NL-Treasury Transaction, the joint company of NLCP and Treasury Group will directly own 15% of the voting securities of EAM Global, and together with the voting rights to the 15% ownership interest of WHV, will indirectly control 30% of EAM Global's outstanding voting securities. More information regarding the ownership structure and control persons of EAM Global as a result of the NL-Treasury Transaction is included below in the section entitled "Information about EAM Global."

3

The NL-Treasury Transaction will result in a change of control of EAM Global (the "Change of Control") and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), will effectively terminate the sub-advisory agreement between EAM Global, WHV and the Trust, on behalf of the WHV/EAM Funds, dated May 27, 2014 ("Current EAM Agreement"). Consequently, the Trustees are requesting that shareholders approve the New EAM Agreement to enable EAM Global to continue serving as sub-adviser to the Funds. The Current EAM Agreement was last approved by shareholders immediately prior to the Funds' commencement.

Until shareholders approve the New EAM Agreement or the Change of Control, EAM Global will continue to provide services to the Funds pursuant to the Current EAM Agreement. In order for EAM Global to provide uninterrupted services to the Funds if the Change of Control occurs prior to approval of the New EAM Agreement by shareholders, at an in-person meeting held on September 22-23, 2014 the Board approved an interim sub-advisory agreement between EAM Global, WHV and the Trust, on behalf of the WHV/EAM Funds, to be executed upon the Change of Control ("Interim EAM Agreement"). During the period between the termination of the Current EAM Agreement and the approval of the New EAM Agreement by shareholders, EAM Global will continue to provide sub-advisory services to the Funds under the Interim EAM Agreement. The New EAM Agreement will replace the Interim EAM Agreement upon approval by shareholders.

At the in-person meeting held on September 22-23, 2014, the Board also approved the New EAM Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New EAM Agreement is included below in the section entitled "Board Consideration in Approving the Interim EAM Agreement and New EAM Agreement." Approval of the New EAM Agreement will not raise the fees paid by the Funds or the Funds' shareholders. The New EAM Agreement is identical in all material respects to the Current EAM Agreement, except that the date of its execution, effectiveness, and termination are changed. The effective date of the New EAM Agreement will be the date shareholders of the Funds approve the New EAM Agreement.

COMPARISON OF THE CURRENT EAM AGREEMENT, INTERIM EAM AGREEMENT AND NEW EAM AGREEMENT

The New EAM Agreement is identical to the Current EAM Agreement in all material aspects, except for the dates and the initial term. The New EAM Agreement is identical to the Interim EAM Agreement in all material respects except that (i) the Interim EAM Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of a Fund's outstanding shares may terminate the Interim EAM Agreement with respect to such Fund at any time, without penalty, on not more than 10 days' written notice; and (iii) the compensation earned by EAM

4

Global under the Interim EAM Agreement will be held in an escrow account until shareholders approve the New EAM Agreement, after which the amount in the escrow account plus any interest will be paid to EAM Global. If shareholders do not approve the New EAM Agreement, EAM Global will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim EAM Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

SUMMARY OF THE NEW EAM AGREEMENT

A description of the New EAM Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Subject to the supervision of the Board, EAM Global will continue to manage the Funds in accordance with the Funds' respective investment objectives, restrictions and policies as stated in their Prospectus and SAI. EAM Global will (i) provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Funds, and (iii) place from time to time the orders for all purchases and sales made for the Funds.

Compensation. For services rendered, WHV will pay EAM Global a sub-advisory fee at the annual rate of 0.7659% of the WHV/EAM International Small Cap Equity Fund's average daily net assets and a sub-advisory fee at the annual rate of 0.999% of the WHV/EAM Emerging Markets Small Cap Equity Fund's average daily net assets, which is accrued daily and payable monthly.

Brokerage. Subject to EAM Global's obligation to obtain best price and execution, EAM Global has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Funds. When EAM Global places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, EAM Global is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds directly or indirectly. EAM Global is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by EAM Global, provided that EAM Global determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or EAM Global's overall responsibilities with respect to accounts as to which EAM Global exercises investment discretion.

5

Liability. EAM Global shall not be liable for any loss suffered by the Trust in connection with the matters to which the New EAM Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM Global in the performance of its duties or from reckless disregard by it of its obligations and duties under the New EAM Agreement ("disabling conduct"). The Funds will indemnify EAM Global against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by EAM Global.

Term. The New EAM Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New EAM Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the New EAM Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Funds.

Amendment. The New EAM Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New EAM Agreement affecting the Funds shall be effective, to the extent required by the 1940 Act, until shareholders of the Funds approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. Under the terms of the New EAM Agreement, the New EAM Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of such Fund, on 60 days prior written notice to EAM Global, or by EAM Global at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New EAM Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Funds' sub-advisory fees will not change under the New EAM Agreement. The aggregate advisory fee paid by each WHV/EAM Fund to WHV is also unaffected by the New EAM Agreement. For services rendered, WHV will pay EAM Global a sub-advisory fee at the annual rate of 0.7659% of the WHV/EAM International Small Cap Equity Fund's average daily net assets and a sub-advisory fee at the annual rate of 0.999% of the WHV/EAM Emerging Markets Small Cap Equity Fund's average daily net assets, each of which is accrued daily and payable monthly.

6

INFORMATION ABOUT EAM GLOBAL

EAM Global is a registered investment adviser located at 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007. The Sub-Adviser was formed on March 5, 2014 and commenced operations on March 5, 2014. EAM Investors, LLC, a registered investment adviser, is presumed to control EAM Global based on its ownership interest in the EAM Global. As of August 31, 2014, EAM Global had $933,950 in assets under management. Prior to the closing of the NL-Treasury Transaction, each of the following persons were deemed to control EAM Global as a result of a direct or indirect ownership interest in excess of 25% of EAM Global: EAM Investors, LLC, a registered investment adviser; NLCP, though its subsidiary Northern Lights Capital Group, LLC; WACO Limited, LLC; CR Financial Holdings, Inc., through its ownership in WACO Limited, LLC; and Byron C. Roth, through his ownership interest in CR Financial Holdings Inc. and its wholly owned subsidiary, WACO Limited, LLC. CR Financial Holdings Inc. is presumed to control EAM Investors, LLC based on its ownership interest in EAM Investors, LLC. ROTH Capital Partners, LLC (a subsidiary of CR Financial Holdings, Inc.) contributed the operating capital to fund the founders' business plan while EAM Investors LLC and its employees retain control of the firm's operations and investment direction. Upon closing of the NL-Treasury Transaction, NLCP and Treasury Group will each contribute their businesses to a jointly owned company, which will be deemed to control EAM Global as a result of its direct or indirect interest in EAM Global.

The following table lists the name, principal occupation and address of the principal executive officers of EAM Global and the managing directors of EAM Investors, LLC, the Managing Member of EAM Global:

Name	Principal Occupation	Address
Derek J. Gaertner	COO & CCO of EAM Global	2533 South Coast Highway 101 Suite 240 Cardiff-by-the-Sea, California 92007
Frank Hurst	Managing Director & President of EAM Investors, LLC	2533 South Coast Highway 101 Suite 240 Cardiff-by-the-Sea, California 92007
Travis T. Prentice	CEO & CIO of EAM Global; CEO, CIO & Managing Director of EAM Investors, LLC	2533 South Coast Highway 101 Suite 240 Cardiff-by-the-Sea, California 92007
Byron Roth	Managing Director of EAM Investors, LLC	888 San Clemente Drive Newport Beach, CA 92660

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Name	Principal Occupation	Address
Gordon Roth	Managing Director of EAM Investors, LLC	888 San Clemente Drive Newport Beach, CA 92660
Montie Weisenberger	Managing Director & Vice President of EAM Investors, LLC	2533 South Coast Highway 101 Suite 240 Cardiff-by-the-Sea, California 92007

EAM Global does not act as an investment adviser or sub-adviser to any other mutual funds. None of the Trustees or officers of the WHV/EAM Funds is an officer, employee, director, general partner or shareholder of EAM Global or WHV.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, EAM Global is responsible for the execution of the each Fund's portfolio transactions and the allocation of brokerage. The Sub-Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of such Fund. Where possible EAM Global deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the objective of EAM Global to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Funds primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, the Funds will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to EAM Global may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by EAM Global under the Sub-Advisory Agreement and the expense of EAM Global will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Sub-Adviser in servicing all of its accounts and such research may or may not be useful to EAM Global in connection with the Funds. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, EAM Global may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Funds in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by EAM Global to be reasonable in relation to the value of the

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overall quality of the brokerage and research services provided. Other clients of EAM Global may indirectly benefit from the provision of these services to EAM Global, and the Funds may indirectly benefit from services provided to EAM Global as a result of transactions for other clients.

The Funds may invest in securities traded in the over-the-counter markets, and the Funds intend to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Funds may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Sub-Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by EAM Global for a Fund or other funds for which it acts as investment sub-adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by EAM Global (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased, or the supply of securities being sold, causing an adverse effect on price.

The Funds may at times invest in securities of their regular broker-dealers or a parent of their regular broker-dealers.

Because the Funds commenced operations on June 2, 2014 and have not yet completed a fiscal year of operations, there is no fiscal year end information to disclose with respect to (i) the aggregate amount of commissions paid by a Fund to any affiliated broker; or (ii) the percentage of a Funds' aggregate brokerage commissions paid to any such affiliated broker.

BOARD CONSIDERATION IN APPROVING THE INTERIM EAM AGREEMENT AND NEW EAM AGREEMENT

Before considering the Interim EAM Agreement and New EAM Agreement, the Board of Trustees (the "Board" or "Trustees"), including the Trustees who are not "interested persons" ("Independent Trustees") within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Change of Control. In determining whether to approve the Interim EAM Agreement and New EAM Agreement, the Trustees considered information provided by EAM Global in conjunction with the September 22-23, 2014 in-person meeting. At the meeting, the

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Board, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("1940 Act") (the "Independent Trustees"), unanimously approved the Interim EAM Agreement and New EAM Agreement. In determining whether to approve the Interim EAM Agreement and New EAM Agreement, the Trustees considered information provided by EAM Global in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that EAM Global provided regarding (i) the services performed for the Funds, (ii) the size and qualifications of EAM Global's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of EAM Global, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on EAM Global's ability to service the Funds, (x) compliance with the Funds' investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xi) the Change of Control and the impact of the resulting change of control on the services provided by EAM Global. EAM Global also provided its current Form ADV for the Trustees' review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim EAM Agreement and New EAM Agreement.

At the in-person meeting, representatives from EAM Global joined the meeting via teleconference and discussed the Change of Control, including the background of and reasons for the Change of Control. They also discussed EAM Global's history, performance, investment strategy, and compliance program in connection with the proposed New EAM Agreement. Representatives of EAM Global responded to questions from the Board. In connection with the Trustees' review of the Interim EAM Agreement and New EAM Agreement, the representatives from EAM Global emphasized that: (i) it expected that there will be no changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to each Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on EAM Global's financial condition; and (iii) no material changes in personnel or operations are contemplated.

In addition to the information provided by EAM Global as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim EAM Agreement and New EAM Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have

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attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with EAM Global with respect to the WHV/EAM Funds, as provided in the Interim EAM Agreement and New EAM Agreement, including the proposed sub-advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim EAM Agreement and New EAM Agreement, including that the contractual fees to be paid by WHV to EAM Global with respect to the Funds under the Interim EAM Agreement and New EAM Agreement will remain the same; (ii) the Board's review of the Current EAM Agreement at the in-person meeting on March 20-21, 2014 as required by the 1940 Act and their determination at that time that (a) EAM Global had the capabilities, resources, and personnel necessary to provide the satisfactory sub-advisory services to the Funds and (b) the sub-advisory fees to be paid by WHV to EAM Global with respect to the Funds, represent reasonable compensation to EAM Global in light of the services provided, the costs to EAM Global of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of EAM Global are not currently expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim EAM Agreement and New EAM Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim EAM Agreement and New EAM Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by EAM Global to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the Interim EAM Agreement and New EAM Agreement will be substantially similar to the Current EAM Agreement. The Trustees considered EAM Global's personnel and the depth of EAM Global's personnel who possess the experience to provide investment management services to the Funds. Based on the information provided by EAM Global, including that no material changes are expected as a result of the Change of Control in EAM Global's personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by EAM Global are appropriate and consistent with the terms of the Interim EAM Agreement and New EAM Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) each Fund is likely to benefit from the continued provision of those services, (iv) EAM Global has sufficient personnel, with the appropriate education and experience, to serve each Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to each

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Fund and its shareholders is likely to continue under the Interim EAM Agreement and New EAM Agreement.

Investment Performance. The Board considered the overall investment performance of EAM Global and the Funds since the Funds' inception on June 2, 2014. Trustees gave appropriate consideration to their review of investment performance presented in connection with the approval of the Interim EAM Agreement and New EAM Agreement at the September 22-23, 2014 in-person meeting and the approval of EAM Global's sub-advisory agreement at the March 20-21, 2014 in-person meeting. At the September 22-23, 2014 in-person meeting, the Trustees reviewed the historical performance charts for the since inception period ended June 30, 2014 for (i) the Funds; (ii) the Russell Global Ex-U.S. Small Cap Growth Index, benchmark for the WHV/EAM International Fund; (iii) the Russell Small Cap Emerging Markets Growth Index, benchmark for the WHV/EAM Emerging Markets Fund; (iv) the median of the Lipper Emerging Markets Fund category, the WHV/EAM Emerging Markets Fund's applicable Lipper peer group; and (v) the median of the Lipper International Small-/Mid-Cap Growth Fund category, the WHV/EAM International Fund's applicable Lipper peer group. The Trustees noted that the WHV/EAM Emerging Markets Fund underperformed the median of its Lipper peer group, the WHV/EAM International Fund outperformed the median of its Lipper peer group and that each Fund had outperformed its respective benchmark for the since inception period ended June 30, 2014. The Trustees also received performance information for the one-year, three-year and since inception periods ended June 30, 2014, as applicable, for the Funds' respective benchmarks as compared to the International Small Cap Composite ("International Composite") and the Emerging Markets Small Cap Composite ("Emerging Markets Composite"), which each consist of one account managed by the same investment team and with the same investment objective and strategies as the WHV/EAM International Fund and WHV/EAM Emerging Markets Fund, respectively. The Trustees noted that the International Composite and the Emerging Markets Composite outperformed the respective benchmarks for the WHV/EAM Funds for all periods.

At the March 20-21, 2014 in-person meeting, the Trustees reviewed the performance information for the International Composite and the Emerging Markets Composite as compared to each Composite's relative benchmark, the Russell Small Cap Emerging Markets Growth Index and Russell Global Ex-U.S. Small Cap Growth Index, as well as the median of the eVestment Emerging Markets Small Cap Equity and eVestment ACWI ex-U.S. Small Cap Equity separate account universes on an annualized one year basis and since inception basis. The Trustees noted that the International Composite outperformed its benchmark and the median of the eVestment ACWI ex-U.S. Small Cap Equity separate account universe for the year ended December 31, 2013. The Trustees noted that the EAM Emerging Markets Composite outperformed its benchmark and the median of eVestment Emerging Markets Small Cap Equity separate account

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universe for the year ended December 31, 2013. They concluded that the performance of each Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the information presented by EAM Global. The Board also concluded that neither the Change of Control nor the Interim EAM Agreement and New EAM Agreement would likely have an adverse effect on the investment performance of the Funds because (i) EAM Global does not currently expect the Change of Control to cause any material change to the Funds' portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Funds' expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses. EAM Global provided information regarding its sub-advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from EAM Global's relationship with the Funds. The Trustees considered that the advisory fee rate payable by each Fund to WHV would not change. The Trustees noted that the proposed sub-advisory fees under the New EAM Agreement with respect to each Fund would be paid by WHV out of the advisory fees it receives from a Fund. The Trustees considered that the separately managed account in both the International Composite and the Emerging Markets Composite was not charged a management fee since the seed capital for each account was provided by a capital partner of EAM Investors, LLC ("EAM"), a registered investment adviser that wholly owns and controls EAM Global. The Trustees reviewed the services provided to the Funds by EAM Global as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds. On the basis of these considerations, together, with the other information it considered, the Board determined that the sub-advisory fee to be received by EAM Global under the New EAM Agreement is reasonable in light of the services to be provided. The Trustees considered whether the Change of Control would impact the services currently being provided to the Funds. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Funds and services provided to the Funds as a result of the Change of Control.

Management Profitability. The Trustees also considered the costs of the services provided by EAM Global, the compensation and benefits to be received by EAM Global in providing services to the Funds, as well as its profitability. The Trustees were provided with the most recent profit and loss statement and balance sheet of EAM Global's parent, EAM. In addition, the Trustees considered any direct or indirect revenues received by affiliates of EAM Global. In considering the profitability to EAM Global of its relationship with the Funds, the Board noted that the sub-advisory fees under the New EAM Agreement would be paid by WHV out of the advisory fees it receives under an advisory agreement with the Funds and, in addition, are negotiated at arm's length. As a consequence, the profitability to EAM

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Global of its relationship with each Fund was not a substantial factor in the Board's deliberations.

Economies of Scale. For similar reasons, the Board did not consider the potential economies of scale in EAM Global's management of the Funds to be a substantial factor in its consideration. The Trustees concluded that they would have the opportunity to periodically reexamine whether a Fund has achieved economies of scale, and the appropriateness of management fees payable to WHV and fees payable by WHV to EAM Global, in the future.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim EAM Agreement and New EAM Agreement. The Board concluded that the sub-advisory fee rate under the Interim EAM Agreement and New EAM Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Funds. The Trustees also concluded that the sub-advisory fees are at acceptable levels in light of the quality of services provided to the Funds; that the advisory fee schedule would not be increased and would stay the same for the Funds; that the total expense ratio had not changed materially; and that EAM Global had represented that the overall expenses for the Funds are not expected to be adversely affected by the Change of Control. The Trustees also noted that WHV had no present intention to alter any expense limitation or reimbursement currently in effect for the Funds. On that basis, the Trustees concluded that the proposed sub-advisory fees for the Funds are acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE WHV/EAM FUNDS VOTE "FOR" PROPOSAL 1 TO APPROVE THE NEW EAM AGREEMENT.

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PROPOSAL 2:
FOR SHAREHOLDERS OF THE WHV/SEIZERT SMALL CAP VALUE EQUITY FUND ONLY

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT AMONG SEIZERT CAPITAL PARTNERS, LLC, WHV INVESTMENT MANAGEMENT, INC. AND THE TRUST, ON BEHALF OF THE WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

Introduction:

The Board is requesting that the shareholders of the WHV/Seizert Small Cap Value Equity Fund (the "WHV/Seizert Fund") approve a new sub-advisory agreement among Seizert Capital Partners, LLC ("Seizert" or the "Sub-Adviser"), WHV Investment Management, Inc. ("WHV" or the "Adviser"), and the Trust, on behalf of the WHV/Seizert Fund, ("New Seizert Agreement"). Seizert has continuously served as the sub-adviser to the WHV/Seizert Fund since its inception on September 30, 2013. Your approval of the New Seizert Agreement will not change the rate at which WHV pays sub-advisory fees to Seizert with respect to services rendered by Seizert to the WHV/Seizert Fund, nor will it change the aggregate advisory fee paid by the WHV/Seizert Fund to WHV. The Board unanimously recommends that shareholders vote to approve the New Seizert Agreement.

Background:

On August 4, 2014, Northern Lights Capital Partners, LLC ("NLCP"), the parent company of Northern Lights Capital Group, LLC ("NLCG") and an indirect minority owner of Seizert, entered into an agreement to combine its businesses with those of Treasury Group, Ltd. ("Treasury Group"), an Australian corporation publicly traded on the Australian Stock Exchange (the "NL-Treasury Transaction"). Additionally, on August 4, 2014, Seizert entered into an agreement with NLCP under which NLCP through its subsidiary, Northern Lights Midco, LLC, will acquire a majority of the outstanding membership interests of Seizert ("NL-Seizert Transaction," and together with the NL-Treasury Transaction, the "Seizert Transactions"). Together, the Seizert Transactions will result in a change of control of Seizert. It is currently anticipated that the Seizert Transactions will be completed on or about October 31, 2014. Upon closing of the Seizert Transactions, the joint company of NLCP and Treasury Group through its subsidiary, Northern Lights Midco, LLC. will assume 55% voting interest of Seizert Capital Partners, for an aggregate 55% ownership interest in the voting securities of Seizert. More information regarding the ownership structure and control persons of Seizert as a result of the Seizert Transactions is included below in the section entitled "Information about Seizert."

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The Seizert Transactions will result in a change of control of Seizert (the "Change of Control") and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), will effectively terminate the sub-advisory agreement between Seizert, WHV and the Trust, on behalf of the WHV/Seizert Fund, dated September 30, 2013 ("Current Seizert Agreement"). Consequently, the Trustees are requesting that shareholders approve the New Seizert Agreement to enable Seizert to continue serving as sub-adviser to the WHV/Seizert Fund. The Current Seizert Agreement was last approved by shareholders immediately prior to the Fund's commencement.

Until shareholders approve the New Seizert Agreement or the Change of Control, Seizert will continue to provide services to the Fund pursuant to the Current Seizert Agreement. In order for Seizert to provide uninterrupted services to the Fund if the Change of Control occurs prior to approval of the New Seizert Agreement by shareholders, at an in-person meeting held on September 22-23, 2014 the Board approved an interim sub-advisory agreement between Seizert, WHV and the Trust, on behalf of the WHV/Seizert Fund, to be executed upon the Change of Control ("Interim Seizert Agreement"). During the period between the termination of the Current Seizert Agreement and the approval of the New Seizert Agreement by shareholders, Seizert will continue to provide sub-advisory services to the Fund under the Interim Seizert Agreement. The New Seizert Agreement will replace the Interim Seizert Agreement upon approval by shareholders.

At the in-person meeting held on September 22-23, 2014, the Board also approved the New Seizert Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New Seizert Agreement is included below in the section entitled "Board Consideration in Approving the Interim Seizert Agreement and New Seizert Agreement." Approval of the New Seizert Agreement will not raise the fees paid by the Fund or the Fund's shareholders. The New Seizert Agreement is identical in all material respects to the Current Seizert Agreement, except that the date of its execution, effectiveness, and termination are changed. The effective date of the New Seizert Agreement will be the date shareholders of the Fund approve the New Seizert Agreement.

COMPARISON OF THE CURRENT SEIZERT AGREEMENT, INTERIM SEIZERT AGREEMENT AND NEW SEIZERT AGREEMENT

The New Seizert Agreement is identical to the Current Seizert Agreement in all material aspects, except for the dates and the initial term. The New Seizert Agreement is identical to the Interim Seizert Agreement in all material respects except that (i) the Interim Seizert Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of a Fund's outstanding shares may terminate the Interim Seizert Agreement with respect to such Fund at any time, without penalty, on not more than 10 days' written notice; and (iii) the compensation earned by Seizert under the Interim Seizert Agreement will be held in an escrow account until

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shareholders approve the New Seizert Agreement, after which the amount in the escrow account plus any interest will be paid to Seizert. If shareholders do not approve the New Seizert Agreement, Seizert will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Seizert Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

SUMMARY OF THE NEW SEIZERT AGREEMENT

A description of the New Seizert Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

General. Subject to the supervision of the Board, Seizert will continue to manage the Fund in accordance with the Fund's investment objectives, restrictions and policies as stated in its Prospectus and SAI. Seizert will (i) provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Fund, and (iii) place from time to time the orders for all purchases and sales made for the Fund.

Compensation. For services rendered, WHV will pay Seizert a sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets, which is accrued daily and payable monthly.

Brokerage. Subject to Seizert's obligation to obtain best price and execution, Seizert has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Fund. When Seizert places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, Seizert is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Seizert is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by Seizert, provided that Seizert determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Seizert's overall responsibilities with respect to accounts as to which Seizert exercises investment discretion.

Liability. Seizert shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Seizert Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Seizert in the performance of its duties or from

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reckless disregard by it of its obligations and duties under the New Seizert Agreement ("disabling conduct"). The Fund will indemnify Seizert against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Seizert.

Term. The New Seizert Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New Seizert Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the New Seizert Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

Amendment. The New Seizert Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Seizert Agreement affecting the Funds shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. Under the terms of the New Seizert Agreement, the New Seizert Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' prior written notice to Seizert, or by Seizert at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Seizert Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund's sub-advisory fee will not change under the New Seizert Agreement. The aggregate advisory fee paid by the WHV/Seizert Fund to WHV is also unaffected by the New Seizert Agreement. For services rendered, WHV will pay Seizert a sub-advisory fee at the annual rate of 0.50% of the WHV/Seizert Small Cap Value Equity Fund's average daily net assets, which is accrued daily and payable monthly.

INFORMATION ABOUT SEIZERT

Seizert is a registered investment adviser located at 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009-3433. The Sub-Adviser was formed in 2000. In addition to serving as the sub-adviser to the Fund, the Sub-Adviser provides investment management services to individuals, pension and profit sharing

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plans, trusts, estates, charitable organizations, businesses and governmental entities. As of August 31, 2014, the Sub-Adviser had approximately $5.45 billion in total assets under management. Prior to the closing of the Seizert Transactions, each of Mr. Gerald Seizert and NLCG were deemed to control Seizert as a result of a direct or indirect ownership interest in excess of 25% of Seizert. Upon closing of the Seizert Transactions, NLCP and Treasury Group's jointly owned company through its subsidiary, Northern Lights Midco, LLC ("NL Midco"), would hold a majority of the outstanding membership interests of Seizert, and therefore will be deemed to control Seizert. It is anticipated that upon closing of the Seizert Transactions, Seizert will have a Board of Managers (the "Board of Managers") with powers similar to a Board of Directors. The initial members of the Board of Managers will be comprised of two individuals from Seizert, two individuals from NL Midco and a fifth independent director which has not yet been named.

The following table lists the name, principal occupation and address of the Board of Managers and the principal executive officers of Seizert:

Name	Principal Occupation	Address
Gerald L. Seizert	Board of Managers; Managing Partner & Portfolio Manager of Seizert	185 Oakland Ave., Suite 100 Birmingham, MI 48009
Edward O. Eberle	Board of Managers; Partner & Portfolio Manager of Seizert	20885 North 90th Place, Suite 200 Scottsdale, AZ 85255
Paul R. Greenwood	Board of Managers; Managing Director of NLCG	1498 Pacific Avenue, Suite 515 Tacoma, WA 98402
Timothy J. Carver	Board of Managers; Managing Director of NLCG	818 Stewart Street, Suite 910 Seattle, WA 98101
Gregory A. Kozlowski	COO of Seizert	185 Oakland Ave., Suite 100 Birmingham, MI 48009
Cheryl A. Kotlarz	CCO of Seizert	185 Oakland Ave., Suite 100 Birmingham, MI 48009

Seizert does not act as an investment adviser or sub-adviser to any other mutual funds. None of the Trustees or officers of the WHV/Seizert Fund is an officer, employee, director, general partner or shareholder of Seizert or WHV.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, Seizert is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. Seizert has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, Seizert

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deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the objective of Seizert to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to Seizert may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by Seizert under the Investment Sub-Advisory Agreement and the expense of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Sub-Adviser in servicing all of its accounts and such research may or may not be useful to the Sub-Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Seizert may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Seizert to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Seizert may indirectly benefit from the provision of these services to the Sub-Adviser, and the Fund may indirectly benefit from services provided to Seizert as a result of transactions for other clients.

The Fund may invest in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other investment advisory clients for which Seizert acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by Seizert for the Fund or for other advisory clients

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arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by Seizert on behalf of more than one of its clients during the same period may increase the demand for securities being purchased, or the supply of securities being sold, causing an adverse effect on price. For the fiscal year ended April 30, 2014, there were no affiliated brokerage transactions.

BOARD CONSIDERATION IN APPROVING THE INTERIM SEIZERT AGREEMENT AND NEW SEIZERT AGREEMENT

Before considering the Interim Seizert Agreement and New Seizert Agreement, the Board of Trustees (the "Board" or "Trustees"), including the Trustees who are not "interested persons" ("Independent Trustees") within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Change of Control. In determining whether to approve the Interim Seizert Agreement and New Seizert Agreement, the Trustees considered information provided by Seizert in conjunction with the September 22-23, 2014 in-person meeting. At the meeting, the Board, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("1940 Act") (the "Independent Trustees"), unanimously approved the Interim Seizert Agreement and New Seizert Agreement. In determining whether to approve the Interim Seizert Agreement and New Seizert Agreement, the Trustees considered information provided by Seizert in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Seizert provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of Seizert's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of Seizert, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Seizert's ability to service the Fund, (x) compliance with the Fund's investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xi) the Change of Control and the impact of the resulting change of control on the services provided by Seizert. Seizert also provided its current Form ADV for the Trustees' review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim Seizert Agreement and New Seizert Agreement.

At the in-person meeting, representatives from Seizert joined the meeting via teleconference and discussed the Change of Control, including the background of

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and reasons for the Change of Control. They also discussed Seizert's history, performance, investment strategy, and compliance program in connection with the proposed New Seizert Agreement. Representatives of Seizert responded to questions from the Board. In connection with the Trustees' review of the Interim Seizert Agreement and New Seizert Agreement, the representatives from Seizert emphasized that: (i) it is expected that there will be no changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) it is expected that there will be no material adverse effects on Seizert's financial condition; and (iii) no material changes in personnel or operations are contemplated.

In addition to the information provided by Seizert as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Seizert Agreement and New Seizert Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with Seizert with respect to the WHV/Seizert Fund, as provided in the Interim Seizert Agreement and New Seizert Agreement, including the proposed sub-advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Seizert Agreement and New Seizert Agreement, including that the contractual fees to be paid by WHV to Seizert with respect to the Fund under the Interim Seizert Agreement and New Seizert Agreement will remain the same; (ii) the Board's review of the Current Seizert Agreement at the in-person meeting on June 19-20, 2013 as required by the 1940 Act and their determination at that time that (a) Seizert had the capabilities, resources, and personnel necessary to provide the satisfactory sub-advisory services to the Fund and (b) the sub-advisory fees to be paid by WHV to Seizert with respect to the Fund, represent reasonable compensation to Seizert in light of the services provided, the costs to Seizert of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of Seizert are not currently expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Seizert Agreement and New Seizert Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Seizert Agreement and New Seizert Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by Seizert to the Fund and its shareholders. In reviewing the

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nature, extent, and quality of services, the Board considered that the Interim Seizert Agreement and New Seizert Agreement will be substantially similar to the Current Seizert Agreement. The Trustees considered Seizert's personnel and the depth of Seizert's personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by Seizert, including that no material changes are expected as a result of the Change of Control in Seizert's personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by Seizert are appropriate and consistent with the terms of the Interim Seizert Agreement and New Seizert Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) Seizert has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Seizert Agreement and New Seizert Agreement.

Investment Performance. The Board considered the overall investment performance of Seizert and the Fund since the Fund's inception on September 30, 2013. Trustees gave appropriate consideration to their review of investment performance presented in connection with the approval of the Interim Seizert Agreement and New Seizert Agreement at the September 22-23, 2014 in-person meeting and the approval of Seizert's sub-advisory agreement at the June 19-20, 2013 in-person meeting. At the September 22-23, 2014 in-person meeting, the Trustees reviewed the historical performance charts for each of the Fund's share classes as compared to the Fund's benchmark, the Russell 2000 Value Index, and the Lipper Small-Cap Value Equity Fund, the Fund's applicable Lipper peer group, for the since inception and year to date periods ended June 30, 2014. The Trustees noted that while absolute performance was strong for the year-to-date and since inception periods ended June 30, 2014, the Fund slightly underperformed its benchmark, the Russell 2000 Value Index, and the median of Fund's Lipper peer group over the same periods. At the June 19-20, 2013 in-person meeting, the Trustees received performance information for Seizert's small cap value equity separately managed account composite as compared to the benchmark for the Fund, the Russell 2000 Value Index on a one year, three year and since inception basis...They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the information presented by Seizert. The Board also concluded that neither the Change of Control nor the Interim Seizert Agreement and New Seizert Agreement would likely have an adverse effect on the investment performance of the Fund because (i) Seizert does not currently expect the Change of Control to cause any material change to the Fund's portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund's expenses are not expected to increase as a result of the Change of Control.

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Comparative Expenses. Seizert provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Seizert's relationship with the Fund. The Trustees considered that the advisory fee rate payable by the Fund would not change. The Trustees noted that the proposed sub-advisory fees under the New Seizert Agreement would be paid by WHV out of the advisory fee it receives from the Fund. The Trustees considered the fees that Seizert charges to its separately managed accounts, and evaluated the explanations provided by Seizert as to differences in fees charged to the Fund and separately managed accounts. The Trustees reviewed the services provided to the Fund by Seizert as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees also evaluated explanations provided by Seizert as to differences in fees charged to the Fund and other similarly managed accounts. On the basis of these considerations, together, with the other information it considered, the Board determined that the sub-advisory fee to be received by Seizert under the New Seizert Agreement is reasonable in light of the services provided. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Management Profitability. The Trustees also considered the costs of the services provided by Seizert, the compensation and benefits received by Seizert in providing services to the Fund, as well as its profitability. The Trustees were provided with the financial statements for Seizert. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Seizert. In considering the profitability to Seizert of its relationship with the Fund, the Board noted that the sub-advisory fees under the New Seizert Agreement would be paid by WHV out of the advisory fee it receives under an advisory agreement with the Fund and, in addition, are negotiated at arm's length. As a consequence, the profitability to Seizert of its relationship with the Fund was not a substantial factor in the Board's deliberations.

Economies of Scale. For similar reasons, the Board did not consider the potential economies of scale in Seizert's management of the Fund to be a substantial factor in its consideration. The Trustees concluded that they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to WHV and fees payable by WHV to Seizert, in the future.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Seizert Agreement and New Seizert Agreement. The Board concluded that the sub-advisory fee rate under the Interim Seizert Agreement and New Seizert

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Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the sub-advisory fee is at an acceptable level in light of the quality of services provided to the Fund; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially; and that Seizert had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. The Trustees also noted that WHV had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the proposed sub-advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE WHV/SEIZERT FUND VOTE "FOR" PROPOSAL 2 TO APPROVE THE NEW SEIZERT AGREEMENT.

* * *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Joint Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by EAM Global and Seizert. In addition to solicitation by mail, representatives of EAM Global and Seizert, certain officers and representatives of the Trust, directors, officers and employees of BNY

25

Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, electronically or personally. If you choose to vote by telephone, you are responsible for telephone charges you may incur. The Trust has engaged D.F. King & Co., Inc., a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram, electronically or personally. The anticipated cost of soliciting proxies is approximately $40,000.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Joint Proxy Statement, vote by telephone, or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person they may contact the Fund at 888-948-4685. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., Inc., the Fund's proxy solicitor, at 866-796-6899.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the each Proposal referred to in the Joint Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. Due to the voting requirements discussed further in the following section, a Fund may have a sufficient number of votes to constitute a quorum but not have a sufficient number of votes to act on a Proposal. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

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Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposals.

Voting Requirement

With respect to Proposal 1, the approval of the New EAM Agreement on behalf of each of the WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund will be voted on separately by the shareholders of each Fund.

Approval of each Proposal with respect to a Fund requires the affirmative vote of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be deemed to "control" the Fund. As a result, such persons or organizations could have the ability to take action with respect to such Fund without the consent or approval of other shareholders. As of the Record Date, the WHV/EAM International Small Cap Equity Fund had 67,590.395 shares issued and outstanding, the WHV/EAM Emerging Markets Small Cap Equity Fund had 63,308.369 shares issued and outstanding and the WHV/Seizert Small Cap Value Equity Fund had 1,105,403.579 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of a Fund:

WHV/EAM International Small Cap Equity Fund

Name and Address	Ownership Percentage
WHV Investment Management, Inc. 301 Battery St., Suite 400 San Francisco, CA 94111-0000	36.99%

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Name and Address	Ownership Percentage
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	28.41%
Wilmington Trust Risc as Ttee FBO Wilmington Trust Retirement PO Box 52129 Phoenix, AZ 85072-2129	17.92%
Mitra & Co FBO 89 c/o BMO Harris Bank NA Attn: MF 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638	14.52%

WHV/EAM Emerging Markets Small Cap Equity Fund

Name and Address	Ownership Percentage
WHV Investment Management, Inc. 301 Battery St., Suite 400 San Francisco, CA 94111-0000	39.49%
Wilmington Trust Risc as Ttee FBO Wilmington Trust Retirement PO Box 52129 Phoenix, AZ 85072-2129	19.31%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	18.25%
Mitra & Co FBO 89 c/o BMO Harris Bank NA Attn: MF 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638	15.40%
TD Ameritrade Inc. for the Exclusive Benefit of Our Client P.O. Box 2226 Omaha, NE 68103-2226	5.27%

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WHV/Seizert Small Cap Value Equity Fund

Name and Address	Ownership Percentage
Lincoln Retirement Services Company FBO Customers PO Box 7876 Fort Wayne, IN 46801-7876	41.75%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	39.43%
Mitra & Co FBO 89 c/o BMO Harris Bank NA Attn: MF 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638	8.53%

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of a Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

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By Order of the Board of Trustees,

Joel Weiss
President
FundVantage Trust

Dated: October 22, 2014

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU VOTE AS PROMPTLY AS POSSIBLE BY BY TELEPHONE, OR BY COMPLETING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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EXHIBIT A

FORM OF

SUB-ADVISORY AGREEMENT

AGREEMENT made as of [________, 2014], among WHV INVESTMENT MANAGEMENT, INC. (herein called the "Investment Adviser"), EAM Global Investors, LLC (herein called the "Sub-Adviser"), and FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the "Trust") on behalf on behalf of each of the series of the Trust set forth on Schedule A to this Agreement (each a "Fund," and collectively, the "Funds"), and

WHEREAS, the Trust is a series trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently proposes to offer shares representing interests in the Funds, each a separate and distinct series of the Trust;

WHEREAS, the Investment Adviser is the investment adviser to the Funds;

WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to render certain investment advisory services to the Funds, and the Sub-Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. Each of the Trust and Investment Adviser hereby appoints the Sub-Adviser to act as sub-adviser for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser makes such appointment pursuant to the requirements of the Investment Advisory Agreement dated December 17, 2008 between the Investment Adviser and the Trust, on behalf of the Funds (such agreement or the most recent successor agreement between such parties is herein called the "Advisory Agreement"). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Sub-Adviser with copies of each of the following:

a.  Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-Adviser and the execution and delivery of this Agreement; and

b.  Each prospectus and statement of additional information relating to any class of Shares representing interests in the Funds in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "SAI," respectively).

SECTION 3. SUB-ADVISORY SERVICES TO THE FUND. Subject to the supervision of the Board of Trustees of the Trust and the Investment Adviser, the Sub-Adviser will provide for the management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds.

The Sub-Adviser further agrees that it will:

(a)  provide the services rendered by it hereunder in accordance with applicable provisions of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and all applicable regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with the Funds' investment objectives, restrictions and policies as stated in the applicable Prospectus and SAI, provided that the Sub-Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies;

(b)  use reasonable efforts to manage each Fund's assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)  render to the Board of Trustees or the Investment Adviser, such periodic and special reports regarding the performance of its duties under this Agreement as the Board or the Investment Adviser may reasonably request;

(d)  provide to the Trust (or their agents and service providers) prompt and accurate data with respect to the Funds' transactions and, where not otherwise available, the daily valuation of securities in the Funds;

(e)  reasonably assist the Funds, and accordingly, the Trust's Chief Compliance Officer ("CCO") in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Adviser's compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Adviser's compliance program;

(f)  reasonably assist the Adviser, the Funds, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Adviser hereunder; and

(g)  as soon as reasonably practicable notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Funds or is subject to a statutory disqualification that prevents the Sub-Adviser from serving as sub-adviser pursuant to this Agreement. For the purposes of this Section 3(f), a "material adverse change" shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

SECTION 4. BROKERAGE. Subject to the Sub-Adviser's obligation to obtain best price and execution, the Sub-Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Sub-Adviser places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds directly or indirectly. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by the Sub-Adviser, provided that the Sub-Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Sub-Adviser's overall responsibilities with respect to accounts as to which the Sub-Adviser exercises investment discretion. The Sub-Adviser may aggregate securities orders so long as the Sub-Adviser adheres to a policy of allocating investment opportunities to the Funds over a period of time on a fair and equitable basis relative to other clients. In no instance will the Funds' securities be purchased from or sold to the Trust's principal underwriter, the Investment Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Sub-Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Sub-Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Sub-Adviser to the Funds and the Sub-Adviser's other clients, that the total commissions paid by the Funds were reasonable in relation to the benefits to the Funds over the long term. Further, the Sub-Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Funds' securities transactions, (ii) the utilization of "soft dollar commissions" by the Funds and the Sub-Adviser with respect to the Funds, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Sub-Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Sub-Adviser in the performance of its duties hereunder. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Sub-Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Sub-Adviser may comply with such request prior to obtaining the Trust's written approval, provided that the Sub-Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Sub-Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Funds or the Trust.

Nothing in this Agreement shall limit or restrict the Sub-Adviser or any of its members, partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. Each of the Trust and the Investment Adviser acknowledges that the Sub-Adviser and its members, partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Funds. The Sub-Adviser shall have no obligation to acquire for the Funds a position in any investment which the Sub-Adviser, its members, partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Sub-Adviser agrees that this Section does not constitute a waiver by the Trust or the Investment Adviser of the obligations imposed upon the Sub- Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust or the Investment Adviser of the obligations imposed upon the Sub-Adviser under Section 206 of the Advisers Act and the rules thereunder. Further, the Sub-Adviser agrees that this does not constitute a waiver by the Trust or the Investment Adviser of the fiduciary obligation of the Sub-Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Sub-Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust or the Investment Adviser any of such records upon the Trust's or the Investment Adviser's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

SECTION 9. VOTING. The Investment Adviser has authority to vote as agent for the Trust pursuant to the Advisory Agreement. The Investment Adviser reserves the right to delegate to the Sub-Adviser such authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Funds' assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust, the Investment Adviser or Sub-Adviser may adopt from time to time. Any delegation by the Investment Adviser to the Sub-Adviser of this authority to vote shall be in writing.

SECTION 10. COMPENSATION.

a.  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Funds, the Investment Adviser will pay to the Sub-Adviser and the Sub-Adviser will accept as full compensation therefore from the Investment Adviser a fee, as set forth on Schedule A to this Agreement (the "Sub-Advisory Fee"). For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Investment Adviser shall inform the

Sub-Adviser prior to contractually agreeing to waive its fees under the Advisory Agreement or reimburse other expenses of a Fund.

b.  The Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Funds or Investment Adviser for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Sub-Adviser.

SECTION 11. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). A Fund will indemnify the Sub-Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Sub-Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Sub- Adviser shall be entitled to advances from a Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Sub-Adviser shall provide to a Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

SECTION 12. DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Funds. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Funds by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without payment of any penalty, on 90 days' prior written notice to the Trust and the Investment Adviser. This Agreement will immediately terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.

SECTION 13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by all parties, and no amendment of this Agreement affecting a Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 15. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Sub-Adviser:

EAM Global Investors, LLC
Attn: Derek Gaertner
2533 S. Coast Highway 101, Suite 240
Cardiff by the Sea, CA 920007

If to the Investment Adviser:

WHV Investment Management, Inc.
Attn: Chief Legal Officer
301 Battery Street
Suite 400
San Francisco, CA 94111

If to the Trust:

FundVantage Trust
Attn: Joel Weiss, President
301 Bellevue Parkway
Wilmington, DE 19809

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WHV INVESTMENT MANAGEMENT, INC.

By:

Name: Melanie Grace
Title: Chief Legal Officer

EAM Global Investors, LLC

By:

Name: Derek Gaertner
Title: Chief Operating Officer

FUNDVANTAGE TRUST

By:

Name: Joel Weiss
Title: President

SCHEDULE A

DATED [________, 2014]

TO THE

SUB-ADVISORY AGREEMENT DATED [________, 2014]

AMONG

WHV INVESTMENT MANAGEMENT, INC.,

EAM GLOBAL INVESTORS, LLC

AND

FUNDVANTAGE TRUST

Sub-Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund Account's Average Daily Net Assets
WHV/EAM International Small Cap Equity Fund	0.7659% (76.59 basis points)
WHV/EAM Emerging Markets Small Cap Equity Fund	0.999% (99.9 basis points)

EXHIBIT B

FORM OF

SUB-ADVISORY AGREEMENT

AGREEMENT made as of [__________, 2014], among WHV INVESTMENT MANAGEMENT, INC. (herein called the "Investment Adviser"), SEIZERT CAPITAL PARTNERS, LLC (herein called the "Sub-Adviser"), and FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the "Trust") on behalf of the WHV/SEIZERT SMALL CAP VALUE EQUITY FUND, a series of the Trust (herein called the "Fund"), and

WHEREAS, the Trust is a series trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently proposes to offer shares representing interests in the Fund, a separate and distinct series of the Trust;

WHEREAS, the Investment Adviser is the investment adviser to the Fund;

WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to render certain investment advisory services to the Fund, and the Sub-Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 19. APPOINTMENT. Each of the Trust and Investment Adviser hereby appoints the Sub-Adviser to act as sub-adviser for the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser makes such appointment pursuant to the requirements of the Investment Advisory Agreement dated December 17, 2008 between the Investment Adviser and the Trust, on behalf of the Fund (such agreement or the most recent successor agreement between such parties is herein called the "Advisory Agreement"). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 20. DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Sub-Adviser with copies of each of the following:

a.  Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-Adviser and the execution and delivery of this Agreement; and

b.  Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "SAI," respectively).

SECTION 21. SUB-ADVISORY SERVICES TO THE FUND. Subject to the supervision of the Board of Trustees of the Trust and the Investment Adviser, the Sub-Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, restrictions and policies as stated in the applicable Prospectus and SAI, provided that the Sub-Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Sub-Adviser further agrees that it will render to the Board of Trustees or the Investment Adviser, such periodic and special reports regarding the performance of its duties under this Agreement as the Board or the Investment Adviser may reasonably request. The Sub-Adviser agrees to provide to the Trust (or their agents and service providers) prompt and accurate data with respect to the Fund's transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 22. BROKERAGE. Subject to the Sub-Adviser's obligation to obtain best price and execution, the Sub-Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Sub-Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Sub-Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Sub-Adviser, provided that the Sub-Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Sub-Adviser's overall responsibilities with respect to accounts as to which the Sub-Adviser exercises investment discretion. The Sub-Adviser may aggregate securities orders so long as the Sub-Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the

Fund's securities be purchased from or sold to the Trust's principal underwriter, the Investment Adviser, the Sub-Adviser or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Sub-Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Sub-Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Sub-Adviser to the Fund and the Sub-Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term. Further, the Sub-Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund' securities transactions, (ii) the utilization of "soft dollar commissions" by the Fund and the Sub-Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 23. CONFORMITY WITH LAW; CONFIDENTIALITY. The Sub-Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Sub-Adviser in the performance of its duties hereunder. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Sub-Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Sub-Adviser may comply with such request prior to obtaining the Trust's written approval, provided that the Sub-Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 24. SERVICES NOT EXCLUSIVE. The Sub-Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Sub-Adviser or any of its members, partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. Each of the Trust and the Investment Adviser acknowledges that the Sub-Adviser and its members, partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Sub-Adviser shall have no obligation to acquire for the Fund a position in any investment which the Sub-Adviser, its members, partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Sub-Adviser agrees that this Section does not constitute a waiver by the Trust or the Investment Adviser of the obligations imposed upon the Sub- Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust or the Investment Adviser of the obligations imposed upon the Sub-Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Sub-Adviser agrees that this does not constitute a waiver by the Trust or the Investment Adviser of the fiduciary obligation of the Sub-Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Sub-Adviser agrees that this Section 7 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 25. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust or the Investment Adviser any of such records upon the Trust's or the Investment Adviser's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 26. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

SECTION 27. VOTING. The Investment Adviser has authority to vote as agent for the Trust pursuant to the Advisory Agreement. The Investment Adviser reserves the right to delegate to the Sub-Adviser such authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund's assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust, the Investment Adviser or Sub-Adviser may adopt from time to time. Any delegation by the Investment Adviser to the Sub-Adviser of this authority to vote shall be in writing.

SECTION 28. COMPENSATION.

a.  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Investment Adviser will pay to the Sub-Adviser and the Sub-Adviser will accept as full compensation therefore from the Investment Adviser a fee, as set forth on Schedule A to this Agreement. For any period less than a full quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full quarter. The Investment Adviser shall inform the Sub-Adviser prior to waiving any fees under the Advisory Agreement.

b.  The Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund or Investment Adviser for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Sub-Adviser.

SECTION 29. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Sub-Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Sub-Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Sub- Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

SECTION 30. DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser at any time, without payment of any penalty, on 90 days' prior written notice to the Trust and the Investment Adviser. This Agreement will immediately terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.

SECTION 31. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by all parties, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 32. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 33. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 34. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Sub-Adviser:

Seizert Capital Partners, LLC
Attn: Gerald L. Seizert, Chief Executive Officer
185 Oakland Ave
Birmingham, MI 48009

If to the Investment Adviser:

WHV Investment Management, Inc.
Attn: Chief Legal Officer
301 Battery Street
Suite 400
San Francisco, CA 94111

If to the Trust:

FundVantage Trust
Attn: Joel Weiss, President
301 Bellevue Parkway
Wilmington, DE 19809

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 35. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 36. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

WHV INVESTMENT MANAGEMENT, INC.

By:

Name: Melanie Grace
Title: Chief Legal Officer

SEIZERT CAPITAL PARTNERS, LLC

By:

Name: Gerald L. Seizert
Title: Chief Executive Officer

FUNDVANTAGE TRUST

By:

Name: Joel Weiss
Title: President

SCHEDULE A

DATED [__________, 2014]

TO THE

SUB-ADVISORY AGREEMENT DATED [__________, 2014]

AMONG

WHV INVESTMENT MANAGEMENT, INC.,

SEIZERT CAPITAL PARTNERS, LLC

AND

FUNDVANTAGE TRUST

Sub-Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund Account's Average Daily Net Assets
WHV/Seizert Small Cap Value Equity Fund	0.50% (50 basis points)

FORM OF PROXY CARD

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

CALL:	To vote by phone call toll-free 866-796-6899 and follow the recorded instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 2014

FUNDVANTAGE TRUST

[FUND NAME PRINTS HERE]

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Vincenzo Scarduzio and Charlotta vonWettberg, each of them proxies, with full powers of substitution and revocation, to vote and act with respect to all shares or the above referenced fund (the “Fund”) which the undersigned would be entitled to vote if personally present at the Special Joint Meeting of Shareholders of the Fund, a series of FundVantage Trust, to be held on December 1, 2014 and any adjournments thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSALS AND ANY SUBSEQUENT PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE
Dated _________________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example

YOU MAY VOTE ON THE PROPOSED CHANGES ON THE PROPOSALS AS A GROUP ORINDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

TO VOTE ALL OF THE PROPOSALS IN ACCORDANCE WITH MANAGEMENT’S RECOMMENDATIONS, PLEASE CHECK THE BOX TO THE RIGHT.

IF THE FOR ALL BOX ON THIS BALLOT IS MARKED, THIS VOTE WILL OVERRIDE ANY INDIVIDUAL VOTES MADE BELOW.

FOR ALL ☐

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.

To approve a new sub-advisory agreement among EAM Global Investors, LLC, WHV Investment Management, Inc. and the Trust, on behalf of each of the WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund  (Shareholders of WHV/EAM Emerging Markets Small Cap Equity Fund and WHV/EAM International Small Cap Equity Fund only)

	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.

To approve a new sub-advisory agreement among Seizert Capital Partners, LLC, WHV Investment Management, Inc. and the Trust, on behalf of the WHV/Seizert Small Cap Value Equity Fund (Shareholders of WHV/Seizert Small Cap Value Equity Fund only)

	FOR ☐	AGAINST ☐	ABSTAIN ☐

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